                                                                    EXHIBIT 99.1

                                    FORM OF
                             LETTER OF TRANSMITTAL

                         PRIME MEDICAL SERVICES, INC.

                OFFER TO EXCHANGE 8 3/4% SENIOR NOTES DUE 2008,
                WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES
                ACT OF 1933, AS AMENDED (THE "SECURITIES ACT")

                                      FOR

                         8 3/4% SENIOR NOTES DUE 2008
                       PURSUANT TO THE PROSPECTUS DATED
                                 May 22, 1998

                             --------------------

            THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT
       5:00 P.M., E.S.T., ON June 30, 1998, UNLESS THE OFFER IS EXTENDED

                             --------------------

                                  Deliver to
     State Street Bank and Trust Company of Missouri, National Association
                            (the "Exchange Agent")

BY REGISTERED OR CERTIFIED                                    BY OVERNIGHT COURIER OR HAND:
MAIL:
  State Street Bank and Trust Company of Missouri,              State Street Bank and Trust Company of Missouri,
               National Association                                          National Association
              Corporate Trust Window                                        Corporate Trust Window
       Two International Place, Fourth Floor                         Two International Place, Fourth Floor
                Boston, MA  02110                                             Boston, MA  02110


                           BY FACSIMILE TRANSMISSION
                       (FOR ELIGIBLE INSTITUTIONS ONLY):
                                (617) 664-5290
                      Attention:  Corporate Trust Window
                     Confirm by Telephone:  (617) 664-5587


     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN THE ONES LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     The undersigned hereby acknowledges receipt of the Prospectus dated
May 22, 1998 (the "Prospectus") of Prime Medical Services, Inc., a Delaware corporation (the "Company"), and this Letter of Transmittal, which together constitute the Company's offer (the "Exchange Offer") to exchange up to an aggregate principal amount of $100,000,000 of its 8 3/4% Senior Notes due 2008 (the "Exchange Notes," which have been registered under the Securities Act, pursuant to a Registration Statement of which the Prospectus is a part), for a like principal amount of its outstanding 8 3/4% Senior Notes due 2008 (the "Outstanding Notes" and together with the

Exchange Notes, the "Notes"). Capitalized terms used but not defined herein have the meaning given to them in the Prospectus.

     YOUR BANK OR BROKER CAN ASSIST YOU IN COMPLETING THIS FORM. THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS RELATING TO THE PROCEDURE FOR TENDERING AND REQUESTS FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT. QUESTIONS RELATING TO THE EXCHANGE OFFER AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE COMPANY.

     This Letter of Transmittal is to be completed by a holder of Outstanding Notes if (i) certificates are to be forwarded herewith, (ii) delivery of Outstanding Notes is to be made by book-entry transfer to an account maintained by the Exchange Agent at The Depository Trust Company ("DTC"), pursuant to the procedures set forth in "The Exchange Offer Procedures for Tendering" in the Prospectus or (iii) tender of the Outstanding Notes is to be made according to the guaranteed delivery procedures described in the Prospectus under the caption "The Exchange Offer Guaranteed Delivery Procedures." See Instruction 2. Delivery of documents to a book-entry transfer facility does not constitute delivery to the Exchange Agent. It is understood that participants in DTC's book-entry system will, in accordance with DTC's Automated Tender Offer Program procedures and in lieu of physical delivery to the Exchange Agent of a Letter of Transmittal, electronically acknowledge receipt of, and agreement to be bound by, the terms of this Letter of Transmittal.

     Unless the context otherwise requires, the term "holder" as used herein with respect to the Exchange Offer means any person in whose name Outstanding Notes are registered on the books of the Company or any other person who has obtained a properly completed bond power from the registered holder. The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their Outstanding Notes must complete this Letter of Transmittal in its entirety.

     Listed below are the Outstanding Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers and principal amounts should be listed on a separate signed schedule affixed hereto.

-------------------------------------------------------------------------------------------------
                         DESCRIPTION OF OUTSTANDING NOTES TENDERED HEREBY
-------------------------------------------------------------------------------------------------
Name(s) and Address(es) of Registered                             Principal
             Holder(s)                                             Amount              Principal
Exactly as Name(s) Appear(s) on Notes      Certificate          Represented by           Amount
         (Please fill in)                    Numbers*         Outstanding Notes        Tendered**
-------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------
                                       Total
-------------------------------------------------------------------------------------------------
*   Need not be completed if Outstanding Notes are being tendered by book-entry transfer.

**  Unless otherwise indicated, the holder will be deemed to have tendered the full aggregate principal amount represented by such Outstanding Notes. All tenders must be in integral multiples of $1,000.
--------------------------------------------------------------------------------------------------

[ ] CHECK HERE IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH A BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

     Name of Tendering Institution
                                   ---------------------------------------------

     Account Number
                    ------------------------------------------------------------

     Transaction Code Number
                             ---------------------------------------------------

  Holders whose Notes are not immediately available or who cannot deliver their Notes and all other documents required hereby to the Exchange Agent on or prior to the Expiration Date must tender their Notes according to the guaranteed delivery procedure set forth in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures." See Instruction 2.


[ ] CHECK HERE IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

     Name(s) of Registered Holder(s)
                                     -------------------------------------------

     Date of Execution of Notice of Guaranteed Delivery
                                                        ------------------------

     Name of Eligible Institution that Guaranteed Delivery
                                                           ---------------------

     IF DELIVERED BY BOOK-ENTRY TRANSFER, COMPLETE THE FOLLOWING:

     Account Number
                    ------------------------------------------------------------

     Transaction Code Number
                             ---------------------------------------------------

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

     Name
          ----------------------------------------------------------------------

     Address
             -------------------------------------------------------------------

   SPECIAL REGISTRATION INSTRUCTIONS       SPECIAL DELIVERY INSTRUCTIONS
          (See Instruction 5)                    (See Instruction 5)
To be completed ONLY if the Exchange    To be completed ONLY if the Exchange
Notes are to be issued in the name of   Notes are to be sent to someone other
someone other than the undersigned.     than the undersigned, or to the
Issue Exchange Note to:                 undersigned at an address other than
                                        that shown under "Description of Notes
                                        Tendered Hereby."

Name(s):                                Name(s):
        -------------------------------         --------------------------------
           (Please Type or Print)                   (Please Type or Print)

--------------------------------------- ----------------------------------------
           (Please Type or Print)                   (Please Type or Print)

Address:                                Address:
        -------------------------------         --------------------------------

--------------------------------------- ----------------------------------------
            (Including Zip Code)                     (Including Zip Code)


---------------------------------------
          (Tax Identification or
           Social Security No.)


[ ]  Credit unexchanged Outstanding
     Notes and/or Exchange Notes
     delivered by book-entry transfer
     to the Book-Entry Transfer
     Facility account set forth below.


---------------------------------------
   (Book Entry Transfer Facility
   Account Number, if applicable)



IMPORTANT: THIS LETTER OR A FACSIMILE HEREOF (TOGETHER WITH THE CERTIFICATES FOR OUTSTANDING NOTES OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.


                 PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                  CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.

                       SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the principal amount of the Outstanding Notes indicated above. Subject to, and effective upon, the acceptance for exchange of such Outstanding Notes tendered hereby, the undersigned hereby exchanges, sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Outstanding Notes as are being tendered hereby, including all rights to accrued and unpaid interest thereon as of the Expiration Date. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent its true and lawful agent and attorney-in-fact with full power of substitution (with full knowledge that said Exchange Agent acts as the agent of the Company in connection with the Exchange Offer) to cause the Outstanding Notes to be assigned, sold, transferred and exchanged. The Power of Attorney granted in this paragraph shall be deemed irrevocable from and after the Expiration Date and coupled with an interest.

     The undersigned represents and warrants that it has full power and authority to tender, sell, exchange, assign and transfer the Outstanding Notes and to acquire Exchange Notes issuable upon the exchange of such tendered Outstanding Notes, and that when the same are accepted for exchange, the Company will acquire good and unencumbered title to the tendered Outstanding Notes, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim.

     The undersigned represents to the Company that (i) the Exchange Notes acquired pursuant to the Exchange Offer are being obtained in the ordinary course of business of the person receiving such Exchange Notes, whether or not such person is the undersigned, (ii) neither the undersigned nor any such other person is engaged in, or intends to engage in, or has an arrangement or understanding with any person to participate in the distribution (within the meaning of the Securities Act) of such Exchange Notes, (iii) if the undersigned or the person receiving the Exchange Notes covered hereby is (a) participating in the Exchange Offer for the purpose of distributing the Exchange Notes or (b) a broker-dealer that is receiving the Exchange Notes for its own account in exchange for Outstanding Notes that were acquired as a result of market-making activities or other trading activities, the undersigned or such person will comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction of the acquired Exchange Notes (however, such compliance by a broker-dealer shall not constitute an admission by such broker-dealer that it is an "underwriter") and (iv) neither the undersigned nor the person receiving the Exchange Note covered hereby is an affiliate (as defined under Rule 405 of the Securities Act) of the Company, or, if the undersigned or any such other person is an affiliate of the Company, whether as a result of tendering in the Exchange Offer or otherwise, the undersigned understands and acknowledges that such Exchange Notes may not be offered for resale, resold or otherwise transferred by the undersigned or such other person without registration under the Securities Act or an exemption therefrom. The undersigned and any such other person acknowledge that, if they are participating in the Exchange Offer for the purpose of distributing the Exchange Notes, (i) they cannot rely on the position of the staff of the Securities and Exchange Commission enunciated in Exxon Capital Holdings Corporation (available April 13, 1989) or similar no-action letters and, in the absence of an exemption therefrom, must comply with the registration and prospectus delivery requirements of the Securities Act in connection with the resale transaction and (ii) failure to comply with such requirements in such instance could result in the undersigned or any such other person incurring liability under the Securities Act for which such persons are not indemnified by the Company.

     The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, sale, assignment and transfer of tendered Outstanding Notes or transfer ownership of such Outstanding Notes on the account books maintained by a Book-Entry Transfer Facility. The undersigned further agrees that acceptance of any tendered Outstanding Notes by the Company and the issuance of Exchange Notes in exchange therefor shall constitute performance in full by the Company of its obligations under the Registration Rights Agreement and that the Company shall have no further obligations or liabilities thereunder for the registration of the Outstanding Notes or the Exchange Notes.

     The Exchange Offer is subject to certain conditions set forth in the Prospectus under the caption "The Exchange Offer." The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by the Company), as more particularly set forth in the Prospectus, the Company may not be required to exchange any of the Outstanding Notes tendered hereby and, in such event, the Outstanding Notes not exchanged will be returned to the undersigned at the address shown below the signature of the undersigned.

     All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors, assigns, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned. Tendered Outstanding Notes may be withdrawn at any time prior to the Expiration Date only in accordance with the terms set forth in the Prospectus under the caption "The Exchange Offer Withdrawal of Tenders."

     Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, please deliver the Exchange Notes (and, if applicable, substitute certificates representing Outstanding Notes for any Outstanding Notes not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of Outstanding Notes, please credit the account indicated above maintained at the Book-Entry Transfer Facility. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, please send the Exchange Notes (and, if applicable, substitute certificates representing Outstanding Notes for any Outstanding Notes not exchanged) to the undersigned at the address shown above in the box entitled "Description of Outstanding Notes."

     IF OUTSTANDING NOTES ARE SURRENDERED BY HOLDER(S) THAT HAVE COMPLETED EITHER THE BOX ENTITLED "SPECIAL REGISTRATION INSTRUCTIONS" OR THE BOX ENTITLED "SPECIAL DELIVERY INSTRUCTIONS" IN THIS LETTER OF TRANSMITTAL, SIGNATURE(S) ON THIS LETTER OF TRANSMITTAL MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION (SEE INSTRUCTION 4).

================================================================================

                    REGISTERED HOLDER(S) OF NOTES SIGN HERE
               (In addition complete Substitute Form W-9 Below)



X
 -------------------------------------------------------------------------------


X
 -------------------------------------------------------------------------------
                    (Signature(s) of Registered Holder(s))

     Must be signed by registered holder(s) exactly as name(s) appear(s) on the Notes or on a security position listing as the owner of the Notes or by person(s) authorized to become registered holder(s) by properly completed bond powers transmitted herewith. If signature is by attorney-in-fact, trustee, executor, administrator, guardian, officer of a corporation or other person acting in a fiduciary capacity, please provide the following information (please print or type):

Name and Capacity (full title):
                               -------------------------------------------------

Address: (including zip):
                         -------------------------------------------------------

Area Code and Telephone Number:
                               -------------------------------------------------

Dated:
      ----------------------------------


                              SIGNATURE GUARANTEE
                      (If required -- See Instruction 4)
Authorized Signature:
                     -----------------------------------------------------------
                         (Signature of Representative of Signature Guarantor)

Name and Title:
               -----------------------------------------------------------------

Name of Firm:
             -------------------------------------------------------------------

Area Code and Telephone Number: :
                                 -----------------------------------------------
                                             (Please print or type)

Dated:
      ----------------------------------

================================================================================

                                 INSTRUCTIONS

                         FORMING PART OF THE TERMS AND
                       CONDITIONS OF THE EXCHANGE OFFER

1.    DELIVERY OF THIS LETTER OF TRANSMITTAL AND CERTIFICATES.

  All physically delivered Outstanding Notes or any confirmation of a book-entry transfer to the Exchange Agent's account at a Book-Entry Transfer Facility of Outstanding Notes tendered by book-entry transfer, as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile thereof, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at any of its addresses set forth herein on or prior to the Expiration Date (as defined in the Prospectus). THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE OUTSTANDING NOTES AND ANY OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE HOLDER, AND EXCEPT AS OTHERWISE PROVIDED BELOW, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF SUCH DELIVERY IS BY MAIL, IT IS SUGGESTED THAT REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, BE USED.

  No alternative, conditional, irregular or contingent tenders will be accepted. All tendering Holders, by execution of this Letter of Transmittal (or facsimile thereof), shall waive any right to receive notice of the acceptance of the Outstanding Notes for exchange.

DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH HEREIN, OR INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN THE ONES SET FORTH HEREIN, WILL NOT CONSTITUTE A VALID DELIVERY.

2.    GUARANTEED DELIVERY PROCEDURES.

  Holders who wish to tender their Outstanding Notes and (i) whose Outstanding Notes are not immediately available, (ii) who cannot deliver their Outstanding Notes, the Letter of Transmittal or any other required documents to the Exchange Agent or (iii) who cannot complete the procedures for book-entry transfer, prior to the Expiration Date, may effect a tender if:

  (a) the tender is made through a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or otherwise an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Exchange Act (an "Eligible Institution");

  (b) prior to the Expiration Date, the Exchange Agent receives from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the Holder, the certificate number(s) of such Outstanding Notes and the principal amount of Outstanding Notes tendered, stating that the tender is being made thereby and guaranteeing that, within five Nasdaq Stock Market trading days after the Expiration Date, the Letter of Transmittal (or facsimile thereof), together with the certificates representing the Outstanding Notes (or a confirmation of book-entry transfer of such Outstanding Notes into the Exchange Agent's account at the Book-Entry Transfer Facility) and any other documents required by the Letter of Transmittal, will be deposited by the Eligible Institution with the Exchange Agent; and

  (c) such properly completed and executed Letter of Transmittal (or facsimile thereof), as well as the certificates representing all tendered Outstanding Notes in proper form for transfer (or a confirmation of book-entry transfer of such Outstanding Notes into the Exchange Agent's account at the Book-Entry Transfer Facility) and all other documents required by the Letter of Transmittal, are received by the Exchange Agent within five Nasdaq Stock Market trading days after the Expiration Date.

  Upon request to the Exchange Agent, a Notice of Guaranteed Delivery will be sent to Holders who wish to tender their Outstanding Notes according to the guaranteed delivery procedures set forth above. Any holder who wishes to tender Outstanding Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery relating to such Outstanding Notes prior to the Expiration Date. Failure to complete the guaranteed delivery procedures outlined above will not, of itself, affect the validity or effect a revocation of any Letter of Transmittal form properly completed and executed by a Holder who attempted to use the guaranteed delivery procedures.

3.    PARTIAL TENDERS; WITHDRAWALS.

  If less than the entire principal amount of Outstanding Notes evidenced by a submitted certificate is tendered, the tendering holder should fill in the principal amount tendered in the column entitled "Principal Amount Tendered" of the box entitled "Description of Notes Tendered Hereby." A newly issued Outstanding Note for the principal amount of Outstanding Notes submitted but not tendered will be sent to such holder as soon as practicable after the Expiration Date. All Outstanding Notes delivered to the Exchange Agent will be deemed to have been tendered in full unless otherwise indicated. Tenders of Outstanding Notes will be accepted only in integral multiples of $1,000.

  Outstanding Notes tendered pursuant to the Exchange Offer may be withdrawn at any time prior to 5:00 p.m. New York City time, on the Expiration Date, after which tenders of Outstanding Notes are irrevocable. To be effective, a written, telegraphic or facsimile transmission notice of withdrawal must be timely received by the Exchange Agent. Any such notice of withdrawal must (i) specify the name of the person having deposited the Outstanding Notes to be withdrawn (the "Depositor"), (ii) identify the Outstanding Notes to be withdrawn (including the certificate number(s) and principal amount of such Outstanding Notes, or, in the case of Outstanding Notes transferred by book-entry transfer, the name and number of the account at the Book-Entry Transfer Facility to be credited), (iii) be signed by the Holder in the same manner as the original signature on this Letter of Transmittal (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the Trustee with respect to the Outstanding Notes register the transfer of such Outstanding Notes into the name of the person withdrawing the tender, (iv) specify the name in which any such Outstanding Notes are to be registered, if different from that of the Depositor and (v) if applicable because the Outstanding Notes have been tendered pursuant to book-entry procedures, specify the name and number of the participant's account at DTC to be credited, if different from that of the Depositor. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Company, whose determination shall be final and binding on all parties. Any Outstanding Notes so withdrawn will be deemed not to have been validly tendered for purposes of the Exchange Offer and no Exchange Notes will be issued with respect thereto unless the Outstanding Notes so withdrawn are validly retendered. Any Outstanding Notes that have been tendered but not accepted for exchange, will be returned to the Holder thereof without cost to such Holder as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn Outstanding Notes may be retendered by following one of the procedures described above under "Procedures for Tendering" at any time prior to the Expiration Date.

4. SIGNATURE ON THIS LETTER OF TRANSMITTAL; WRITTEN INSTRUMENTS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES.

  If this Letter of Transmittal (or facsimile hereof) is signed by the registered Holder(s) of the Outstanding Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the certificates without alteration or enlargement or any change whatsoever. If this Letter of Transmittal is signed by a participant in the Book-Entry Transfer Facility, the signature must correspond with the name as it appears on the security position listing as the holder of the Outstanding Notes.

  If any of the Outstanding Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

  If a number of Outstanding Notes registered in different names are tendered, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of Outstanding Notes.

  Signatures on this Letter of Transmittal or a notice of withdrawal, as the case may be, must be guaranteed by an Eligible Institution unless the Outstanding Notes tendered hereby are tendered (i) by a registered Holder who has not completed the box entitled "Special Registration Instructions" or "Special Delivery Instructions" on the Letter of Transmittal or (ii) for the account of an Eligible Institution.

  If this Letter of Transmittal is signed by the registered Holder or Holders of Outstanding Notes (which term, for the purposes described herein, shall include a participant in the Book-Entry Transfer Facility whose name appears on a security listing as the holder of the Outstanding Notes) listed and tendered hereby, no endorsements of the tendered Outstanding Notes or separate written instruments of transfer or exchange are required. In any other case, the registered Holder (or acting Holder) must either properly endorse the Outstanding Notes or transmit properly completed bond powers with this Letter of Transmittal (in either case, executed exactly as the name(s) of the registered Holder(s) appear(s) on the Outstanding Notes, and, with respect to a participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Outstanding Notes, exactly as the name of the participant appears on such security position listing), with the signature on the Outstanding Notes or bond power guaranteed by an Eligible Institution (except where the Outstanding Notes are tendered for the account of an Eligible Institution).

  If this Letter of Transmittal, any certificates or separate written instruments of transfer or exchange are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority so to act must be submitted.

5.    SPECIAL REGISTRATION AND DELIVERY INSTRUCTIONS.

  Tendering Holders should indicate, in the applicable box, the name and address (or account at the Book-Entry Transfer Facility) in which the Exchange Notes or substitute Outstanding Notes for principal amounts not tendered or not accepted for exchange are to be issued (or deposited), if different from the names and addresses or accounts of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification number or social security number of the person named must also be indicated and the tendering Holder should complete the applicable box.

  If no instructions are given, the Exchange Notes (and any Outstanding Notes not tendered or not accepted) will be issued in the name of and sent to the acting Holder of the Outstanding Notes or deposited at such Holder's account at the Book-Entry Transfer Facility.

6.    TRANSFER TAXES.

  The Company shall pay all transfer taxes, if any, applicable to the transfer and exchange of Outstanding Notes to it or its order pursuant to the Exchange Offer. If a transfer tax is imposed for any other reason other than the transfer and exchange of Outstanding Notes to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered Holder or any other person) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exception therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering Holder.

  Except as provided in this Instruction 6, it will not be necessary for transfer stamps to be affixed to the Outstanding Notes listed in this Letter of Transmittal.

7.    WAIVER OF CONDITIONS.

  The Company reserves the absolute right to waive, in whole or in part, any of the conditions to the Exchange Offer set forth in the Prospectus.

8.    MUTILATED, LOST, STOLEN OR DESTROYED NOTES.

  Any holder whose Outstanding Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

9.    REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

  Questions relating to the procedure for tendering as well as requests for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the address and telephone number(s) set forth above. In addition, all questions relating to the Exchange Offer, as well as requests for assistance or additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Company at 1301 Capital of Texas Highway, Suite C-300, Austin, Texas 78746, Attention: Chief Financial Officer (telephone:
(512) 328-2892).

10.   VALIDITY AND FORM.

  All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of Outstanding Notes tendered for exchange will be determined by the Company in its sole discretion, which determination shall be final and binding. The Company reserves the absolute right to reject any and all tenders of any Outstanding Notes not properly tendered and to reject any Outstanding Notes the Company's acceptance of which might, in the judgment of the Company or its counsel, be unlawful. The Company also reserves the absolute right at its sole discretion to waive any defects or irregularities or conditions of the Exchange Offer as to any particular Outstanding Notes either before or after the Expiration Date (including the right to waive the ineligibility of any holder who seeks to tender Outstanding Notes in the Exchange Offer). The interpretation of the terms and conditions of the Exchange Offer as to any Outstanding Notes either before or after the Expiration Date (including the Letter of Transmittal and the instructions thereto) by the Company shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Outstanding Notes for exchange must be cured within such period of time as the Company shall determine. Neither the Company, the Exchange Agent nor any other person shall be under any duty to give notification of any defects or irregularities with respect to any tender of Outstanding Notes for exchange, nor shall any of them incur any liability for failure to give such notification. Tenders of the Outstanding Notes will not be deemed to have been made until such irregularities have been cured or waived. Any Outstanding Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering Holders, unless otherwise provided in the Letter of Transmittal, as soon as practicable following the Expiration Date.

                           IMPORTANT TAX INFORMATION

  Under federal income tax law, a Holder tendering Outstanding Notes is required to provide the Exchange Agent with such holder's correct TIN on Substitute Form W-9 below. If such Holder is an individual, the TIN is the Holder's social security number. The Certificate of Awaiting Taxpayer Identification Number should be completed if the tendering Holder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future. If the Exchange Agent is not provided with the correct TIN, the Holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such Holder with respect to tendered Outstanding Notes may be subject to backup withholding.

  Certain Holders (including, among others, all corporations and certain foreign individuals and foreign entities) are not subject to these backup withholding and reporting requirements. In order for such a Holder to qualify as an exempt recipient, that holder must submit to the Exchange Agent a properly completed Internal Revenue Service Form W-8, signed under penalties of perjury, attesting to that Holder's exempt status. Such forms can be obtained from the Exchange Agent.

  If backup withholding applies, the Exchange Agent is required to withhold 31% of any amounts otherwise payable to the Holder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

  To prevent backup withholding on payments that are made to a Holder with respect to Outstanding Notes tendered for exchange, the Holder is required to notify the Exchange Agent of his or her correct TIN by completing the form herein certifying that the TIN provided on Substitute Form W-9 is correct (or that such Holder is awaiting a TIN) and that (i) such Holder has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of failure to report all interest or dividends or (ii) the Internal Revenue Service has notified such Holder that he or she is no longer subject to backup withholding.

WHAT NUMBER TO GIVE THE EXCHANGE AGENT

  Each Holder is required to give the Exchange Agent the social security number or employer identification number of the record Holder(s) of the Outstanding Notes. If Outstanding Notes are in more than one name or are not in the name of the actual Holder, consult the instructions on Internal Revenue Service Form W-9, which may be obtained from the Exchange Agent, for additional guidance on which number to report.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

  If the tendering holder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, write "Applied For" in the space for the TIN on Substitute Form W-9, sign and date the form and the Certificate of Awaiting Taxpayer Identification Number and return them to the Exchange Agent. If such certificate is completed and the Exchange Agent is not provided with the TIN within 60 days, the Exchange Agent will withhold 31% of all payments made thereafter until a TIN is provided to the Exchange Agent.

IMPORTANT: THIS LETTER OF TRANSMITTAL OR A MANUALLY SIGNED FACSIMILE THEREOF (TOGETHER WITH OUTSTANDING NOTES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.

                             Name (if joint names, list first and circle the
                             name of the person or entity whose number
                             you enter in Part 1 below.  See instructions if
                             your  name has changed.)
                             ---------------------------------------------------
                             Address
                             ---------------------------------------------------
SUBSTITUTE                   City, State and Zip Code
                             ---------------------------------------------------
Form W-9                     List account number(s) here (optional)
                             ---------------------------------------------------
Department of the Treasury   Part 1 - PLEASE PROVIDE YOUR | Social Security
Internal Revenue Service     TAXPAYER IDENTIFICATION      | Number or TIN
                             NUMBER ("TIN") IN THE BOX AT |
                             RIGHT AND CERTIFY BY SIGNING |
                             AND DATING BELOW             |
                             ---------------------------------------------------
Payer's Request for          Part 2 - Check the box if you are NOT subject to
Taxpayer                     backup withholding under the provisions of section
Identification               3408(a)(1)(C) of the Internal Revenue Code because
Number (TIN)                 (1) you have not been notified that you are subject
                             to backup withholding as a result of failure to report all interest of dividends or (2) the Internal Revenue Service has notified you that you are no longer subject to backup withholding.

                             ---------------------------------------------------
                             CERTIFICATION - UNDER THE PENALTIES OF  |
                             PERJURY, I CERTIFY THAT THE INFORMATION | Part 3 - PROVIDED ON THIS FORM IS TRUE, CORRECT |
                             AND COMPLETE.                           |
                                                                     | Awaiting
                                                                     | TIN  [ ]
                             SIGNATURE              DATE             |
                                       ------------    ------------- |
--------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Payer. Social Security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payer.

----------------------------------------------------------------     ---------------------------------------------------------------

FOR THIS TYPE OF ACCOUNT:                  GIVE THE                  FOR THIS TYPE OF ACCOUNT:                 GIVE THE EMPLOYER
                                        SOCIAL SECURITY                                                         IDENTIFICATION
                                           NUMBER OF                                                               NUMBER OF
----------------------------------------------------------------     ---------------------------------------------------------------

1.  An individual's account.            The individual               9.  A valid trust, estate, or pension     The legal entity (Do
                                                                         trust                                 not furnish the
                                                                                                               identifying number of
                                                                                                               the personal
                                                                                                               representative or
                                                                                                               trustee unless the
                                                                                                               legal entity itself
                                                                                                               is not designated in
                                                                                                               the account
                                                                                                               title.)(5)

2.  Two or more individuals (joint      The actual owner of the      10. Corporate account                     The corporation
    account)                            account or, if combined
                                        funds, any one of the
                                        individuals(1)

3.  Husband and wife (joint account)    The actual owner of the      11. Religious, charitable, or             The organization
                                        account or, if joint             educational organization account
                                        funds, either person(1)

4.  Custodian account of a minor        The minor (2)                12. Partnership account held in the name  The partnership
    (Uniform Gift to Minors Act)                                         of the business

5.  Adult and minor (joint account)     The adult or, if the minor   13. Association, club, or other           The organization
                                        is the only contributor,         tax-exempt organization
                                        the minor(1)

6.  Account in the name of guardian or  The ward, minor, or          14. A broker or registered nominee        The broker or nominee
    committee for a designated ward,    incompetent person(3)
    minor, or incompetent person

7.  a  The usual revocable savings      The grantor-trustee(1)       15. Account with the Department of        The public entity
       trust account (grantor is also   The actual owner(1)              Agriculture in the name of a public
       trustee)                                                          entity (such as a State or local
    b  So-called trust account that                                      government, school, district, or
       is not a legal or valid trust                                     prison) that receives agricultural
       under State law                                                   program payments

8.  Sole proprietorship account         The owner (4)
----------------------------------------------------------------     ---------------------------------------------------------------


(1)  List first and circle the name of the person whose number you furnish.
(2)  Circle the minor's name and furnish the minor's social security number.
(3) Circle the ward's, minor's or incompetent person's name and furnish such person's social security number.
(4)  Show the name of the owner.
(5) List first and circled the name of the legal trust, estate, or pension trust.

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER OF SUBSTITUTE FORM W-9

                                    PAGE 2

Obtaining A Number

If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.


PAYEES EXEMPT FROM BACKUP WITHHOLDING
Payees specifically exempted from backup withholding on ALL payments include the following:
   .   A corporation.
   .   A financial institution.
   . An organization exempt from tax under section 501(a), or an individual retirement plan, or a custodial account under section 403(6)(7).
   .   The United States or any agency or instrumentality thereof.
   . A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.
   . A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.
   .   An international organization or any agency, or instrumentality thereof.
   . A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.
   .   A real estate investment trust.
   .   A common trust fund operated by a bank under section 584(a)
   . An exempt charitable remainder trust under section 664, or a non-exempt trust described in section 4947.
   .   An entity registered at all times under the Investment Company Act of
       1940.
   .   A foreign central bank of issue.
   . A future commission merchant registered with the Commodity Futures Trading Commission.
   . A middleman known in the investment community as A nominee or listed in the most recent publication of the American Society of Corporate Secretaries, Inc. Nominee List.
Payments of dividends and patronage dividends not generally subject to backup withholding include the following:
   .   Payments to nonresident aliens subject to withholding under section 1441.
   . Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner.
   . Payments of patronage dividends where the amount received is not paid in money.
   .   Payments made by certain foreign organizations.
Payments of interest not generally subject to backup withholding include the following:
   .   Payments of interest on obligations issued by individuals.
       Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.
   . Payments of tax-exempt interest (including exempt-in-interest dividends under section 852).
   .   Payments described in section 6049(b)(5) to non-resident aliens.
   .   Payments on tax-free covenant bonds under section 1451.
   .   Payments made by certain foreign organizations.
   .   Mortgage interest paid to the payer.
Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, AND RETURN IT TO THE PAYER. IF THE PAYMENTS ARE INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.
   Certain payments other than interest, dividends, and patronage dividends, that are not subject to information reporting are also not subject to backup withholding. For details see section 6041, 6041A(a), 6042, 6044, 6045, 6049, 6050A, and 6050N and their regulations.
PRIVACY ACT NOTICE. -- Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to IRS. IRS uses the numbers for identification purposes and to help verify the accuracy of your return. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES
(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER. -- If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.
(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. -- If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.
(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION. -- Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.
FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE

                                       15